                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 31, 2001
                                                         ---------------


                          CONNECTICUT BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-28389                06-1564613
      --------                       --------               ----------
(State or other Jurisdiction of     (Commission           (IRS Employer
incorporation or organization)      File Number)          Identification No.)


                 923 Main Street, Manchester, Connecticut 06040
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (860) 646-1700
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

      On August 31, 2001, Connecticut Bancshares, Inc. ("Connecticut Bancshares"), a Delaware corporation and the holding company of The Savings Bank of Manchester ("Savings Bank of Manchester"), a Connecticut-chartered savings bank, acquired First Federal Savings and Loan Association of East Hartford ("First Federal"), a federally chartered savings association. As part of the transaction, Savings Bank of Manchester formed The Interim Savings Association of Manchester ("Acquisition Sub"), an interim Connecticut chartered savings association, to facilitate the merger. Acquisition Sub merged with and into First Federal with First Federal being the surviving entity (the "Merger"). Immediately following the Merger, First Federal merged with and into Savings Bank of Manchester with Savings Bank of Manchester being the surviving entity.

      Pursuant to the Agreement and Plan of Reorganization entered into by and among Connecticut Bancshares and First Federal, each holder of First Federal common stock, par value $0.01 per share, are entitled to receive $37.50 in cash, without interest.

      For additional information regarding the foregoing, refer to the press releases issued by Connecticut Bancshares, copies of which are attached as Exhibits 99.1 and 99.2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

            (a) The required financial statements will be filed no later than November 16, 2001.

            (b) The required pro forma financial information will be filed no later than November 16, 2001.

            (c)  Exhibits.  The following Exhibits are filed as part of this report:


            EXHIBIT NO.              DESCRIPTION
            -----------              -----------

                 2.1 Agreement and Plan of Reorganization, as of February 7, 2001, by and among Connecticut Bancshares, Inc. and First Federal Savings and Loan Association of East Hartford.*

                 99.1                Press Release issued August 31, 2001.

                 99.2                Press Release issued September 4, 2001.

      * Incorporated by reference to the Form 8-K (SEC File No. 0-28389) filed by Connecticut Bancshares, Inc. on February 9, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONNECTICUT BANCSHARES, INC.


Dated: September 5, 2001               By: /s/ Richard P. Meduski
                                           -------------------------------------
                                           Richard P. Meduski
                                           President and Chief Executive Officer